SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October  9, 2001
                                                         ----------------

                            F2 Broadcast Network Inc.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    0-15435                   84-0974303
----------------------------     -------------------     -----------------------
(State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                Number)            Identification Number)


         6425 Northwest 9th Avenue, Suite 102 Fort Lauderdale, FL   33309
    ------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (954) 736-1800
                                                           --------------

Item  5.  Other  Events.
          --------------

          On October 9, 2001 F2 Broadcast Network entered into a letter of intent with Cavalcade of Sports Media, Inc for the acquisition of substantially all of the assets of F2 Broadcast Network.


ITEM  7.  Financial  Statements  and  Exhibits.

          (a)  Not  applicable

          (b)  Not  applicable

          (c)  Exhibits

               99.1  Letter  of  Intent

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 16, 2001                  F2  BROADCAST  NETWORK  INC.



                                        By:  /s/  Howard B.  Stern
                                        ----------------------------------------
                                        Howard B. Stern, Chief Executive Officer